UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American
Warrants to purchase Class A common stock	AEON WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2023, AEON Biopharma, Inc. (the “Company”) announced financial results for the fiscal quarter ended September 30, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information furnished in this Item 2.02 of this Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 13, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.
Date: November 13, 2023	By:	/s/ Marc Forth
Marc Forth
Chief Executive Officer